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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: December 18, 2001
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                      (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5.  Other Information.

         On December 18, 2001, MetLife, Inc., a Delaware corporation, issued two press releases, copies of which are attached hereto as Exhibit 99.1 and
Exhibit 99.2 and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

 (c) Exhibits.

99.1     Press Release of MetLife, Inc., dated December 18, 2001.

99.2     Press Release of MetLife, Inc., dated December 18, 2001.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: December 18, 2001

                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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99.1              Press Release, dated December 18, 2001.

99.2              Press Release, dated December 18, 2001.